UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  March 17, 2005

                         COMMERCIAL BANKSHARES, INC.
 ____________________________________________________________________________

           (Exact Name of Registrant as Specified in Its Charter)

                                  Florida
 ____________________________________________________________________________

               (State or Other Jurisdiction of Incorporation)

               33-67254                          65-0050176
 ____________________________________________________________________________

       (Commission File Number)       (IRS Employer Identification No.)


             1550 S.W. 57th Avenue, Miami, Florida       33144
 ____________________________________________________________________________

           (Address of Principal Executive Offices)    (Zip Code)

                               (305) 267-1200
 ____________________________________________________________________________

            (Registrant's Telephone Number, Including Area Code)

                                    N/A
 ____________________________________________________________________________

       (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 4.01  Changes in Registrant's Certifying Accountant.


(a) On March 17, 2005,Commercial Bankshares, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent registered certified public accountants. The decision was approved by the Audit Committee of the Board of Directors of the Company.

     The reports of PWC on the Company's financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the Company's fiscal years ended December 31, 2003 and 2004 and the subsequent interim period preceding PWC's dismissal, the Company had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years and through March 17, 2005.

     During the Company's fiscal years ended December 31, 2003 and 2004 and the subsequent interim period preceding PWC's dismissal and through March 17, 2005, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided PWC a copy of the disclosures in this Form 8-K and has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not PWC agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated March 22, 2005 furnished by PWC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

The Company expects to engage a new firm to be its independent certified public accountants as soon as practicable.




ITEM 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibit is filed with this report:

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated March 22, 2005



                                    SIGNATURES


     The Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMMERCIAL BANKSHARES, INC.


Date:  March 23, 2005                         By:  /s/Jack J. Partagas
                                              ___________________________
                                              Jack J. Partagas, President and
                                              Chief Operating Officer






                                  EXHIBIT 16.1



March 22, 2005

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Commissioners:

We have read the statements made by Commercial Bankshares, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated March 17, 2005. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



PricewaterhouseCoopers LLP